Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of November 16, 2012 (this “Amendment Agreement”), to the Amended and Restated Credit Agreement, dated as of February 10, 2011, among Momentive Performance Materials Holdings Inc., a Delaware corporation (“Holdings”), Momentive Performance Materials Inc., a Delaware corporation (“Intermediate Holdings”), Momentive Performance Materials USA Inc., a Delaware corporation (the “U.S. Borrower”), Momentive Performance Materials GmbH (formerly known as Blitz 06-103 GmbH), a company organized under the laws of Germany (the “German Borrower”; the German Borrower and the U.S. Borrower, each a “Borrower” and, collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties named therein (such Amended and Restated Credit Agreement, as amended by the Incremental Assumption Agreement, dated as of April 2, 2012, and as further amended, supplemented and/or otherwise modified prior to the date hereof, the “Original Credit Agreement”).

W I T N E S S E T H:

WHEREAS, Section 9.08 of the Original Credit Agreement permits Holdings, Intermediate Holdings, the Borrowers and the Required Lenders to enter into waivers, amendments or other modifications to the Original Credit Agreement and the other Loan Documents, in accordance with the provisions of such Section 9.08 of the Original Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Original Credit Agreement and the other Loan Documents on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1 Defined Terms. Terms defined in the Original Credit Agreement as amended by this Amendment Agreement (the “Amended Credit Agreement”) and used herein shall have the meanings given to such terms in the Amended Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.1 Amendments. Effective upon the occurrence of the Effective Date, the Original Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Original Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to the Credit Agreement, dated as of November 16, 2012, among Holdings, Intermediate Holdings, the Borrowers, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” shall mean the Effective Date (as defined in Amendment No. 1).

“First Lien Intercreditor Agreement” shall mean the Intercreditor Agreement, substantially in the form of Annex II to Amendment No. 1, among JPMorgan Chase Bank, N.A., as collateral agent, the Administrative Agent, as authorized representative for the Secured Parties, and The Bank of New York Mellon Trust Company, N.A., as authorized representative for the Other First Lien Secured Parties, as the same may be amended, supplemented, restated, modified or waived from time to time in accordance with the terms thereof.

“First Lien Notes” shall mean (a) the Initial First Lien Notes, (b) any Future First Lien Notes and (c) any refinancing, refunding, renewal or extension of any Initial First Lien Notes or Future First Lien Notes; provided that, in connection with any such refinancing, refunding, renewal or extension, (i) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (ii) such Indebtedness does not mature before the First Lien Notes being refinanced and (iii) if such Indebtedness is secured by Liens on the Collateral that are pari passu with the Liens securing the Obligations, such Liens on the Collateral securing such Indebtedness shall be subject to the First Lien Intercreditor Agreement. Notes issued in exchange for any First Lien Notes in accordance with the terms of a registration rights agreement entered into in connection with the issuance of such First Lien Notes shall also be considered First Lien Notes.

“First Lien Obligations” shall mean the Obligations and the Other First Lien Obligations.

“First Lien Secured Parties” shall mean the Secured Parties and the Other First Lien Secured Parties.

“Future First Lien Notes” shall have the meaning assigned to such term in Section 6.01(cc).

“Initial First Lien Notes” shall mean the $1.1 billion in an aggregate principal amount of First-Priority Senior Secured Notes due 2020 issued pursuant to the Initial First Lien Notes Indenture and any notes issued by Intermediate Holdings in exchange for, and as contemplated by, the Initial First Lien Notes and the related registration rights agreement with substantially identical terms as the Initial First Lien Notes.

“Initial First Lien Notes Indenture” shall mean the Indenture dated as of October 25, 2012 under which the Initial First Lien Notes were issued, among MPM Escrow LLC and MPM Escrow Finance Corp. and the trustee named therein, as amended by that certain supplemental indenture dated on or following the Effective Date under which Intermediate Holdings assumed the obligations under the Initial First Lien Notes, as further amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“November 2012 Reaffirmation Agreement” shall mean the Reaffirmation Agreement (as defined in Amendment No. 1).

“Other First Lien Obligations” shall have the meaning assigned to such term in the U.S. Collateral Agreement, including any interest accruing after commencement of any bankruptcy or insolvency proceeding with respect to any holder of Other First Lien Obligations whether or not allowed in such proceeding.

“Other First Lien Secured Parties” shall have the meaning assigned to such term in the U.S. Collateral Agreement.

“Springing Lien Notes” shall mean Intermediate Holdings’s (i) Dollar-denominated 9.0% Second-Priority Springing Lien Notes due 2021 and (ii) euro-denominated 9.5% Second-Priority Springing Lien Notes due 2021, in each case issued pursuant to the Springing Lien Notes Indenture, and any notes issued by Intermediate Holdings in exchange for, and as contemplated by, the Springing Lien Notes and the related registration rights agreement with substantially identical terms as the Springing Lien Notes.

“Springing Lien Notes Indenture” shall mean the Indenture dated as of November 5, 2010 under which the Springing Lien Notes were issued, among Intermediate Holdings and certain of the Subsidiaries party thereto and the trustee named therein from time to time, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

(b) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “Applicable Commitment Fee” contained therein and replacing it with the following:

“Applicable Commitment Fee” shall mean for any day (a) prior to the date that is 60 days after the Amendment No. 1 Effective Date, the Applicable Commitment Fee determined pursuant to the Pricing Grid and (b) on and after the date that is 60 days after the Amendment No. 1 Effective Date, 4.00% per annum.

(c) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “Applicable Margin” contained therein and replacing it with the following:

“Applicable Margin” shall mean for any day (i) prior to the date that is 60 days after the Amendment No. 1 Effective Date, 2.50% per annum in the case of any

Eurocurrency Revolving Loan and 1.50% per annum in the case of any ABR Revolving Loan; provided, that the Applicable Margin with respect to Revolving Facility Loans and Swingline Loans will be determined pursuant to the Pricing Grid during such period, (ii) with respect to any Original Maturity Term B Loan, 2.25% per annum in the case of any Eurocurrency Term Loan and 1.50% per annum in the case of any ABR Loan, (iii) with respect to any Extended Maturity Term B Loan, 3.50% per annum in the case of any Eurocurrency Term Loan and 2.75% per annum in the case of any ABR Loan and (iv) on and after the date that is 60 days after the Amendment No. 1 Effective Date, 6.00% per annum in the case of any Eurocurrency Revolving Loan and 5.00% in the case of any ABR Revolving Loans.

(d) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “Collateral Agent” contained therein and replacing it with the following:

“Collateral Agent” shall mean, with respect to references to such term in this Agreement, JPMorgan Chase Bank, N.A. in its capacity as the collateral agent for the Secured Parties under this Agreement in accordance with the terms of this Agreement, and with respect to the U.S. Collateral Agreement and the First Lien Intercreditor Agreement, JPMorgan Chase Bank, N.A. acting as the initial “Applicable First Lien Representative” (as defined in the U.S. Collateral Agreement) for the benefit of the First Lien Secured Parties and the initial “Collateral Agent” (as defined in the First Lien Intercreditor Agreement), or any successor representative or collateral agent pursuant to any such document; provided that, for the avoidance of doubt, for purposes of Section 8.07 and Section 9.05, references to the Collateral Agent shall include any entity that serves as the “Applicable First Lien Representative” under the U.S. Collateral Agreement and the “Collateral Agent” under the First Lien Intercreditor Agreement.

(e) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “Incremental Amount” contained therein and replacing it with the following:

“Incremental Amount” shall mean, at any time, the excess, if any, of (a) $300.0 million over (b) the sum of (x) the aggregate amount of all Incremental Term Loan Commitments, Incremental Revolving Facility Commitments (other than up to $300.0 million of the Committed Extended Revolving Facility Commitments) and Incremental Synthetic L/C Commitments established prior to such time pursuant to Section 2.21 (other than Incremental Term Loan Commitments and Incremental Revolving Facility Commitments in respect of Extended Term Loans or Extended Revolving Facility Commitments) and (y) the principal amount of Indebtedness incurred pursuant to Section 6.01(cc).

(f) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “Loan Documents” contained therein and replacing it with the following:

“Loan Documents” shall mean this Agreement, the Amendment Agreement, the April 2012 Incremental Assumption Agreement, the April 2012 Reaffirmation Agreement, Amendment No. 1, the November 2012 Reaffirmation Agreement, the Letters of Credit, the Security Documents and any Promissory Note issued under Section 2.09(e), and solely for the purposes of Sections 4.02 and 7.01 hereof, the Administrative Fee Letter.

(g) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “Secured Parties” contained therein and replacing it with the following:

“Secured Parties” shall mean the “Secured Parties” as defined in the Collateral Agreements (other than the Other First Lien Secured Parties).

(h) Section 1.01 of the Original Credit Agreement shall be amended by deleting the definition of “U.S. Collateral Agreement” contained therein and replacing it with the following:

“U.S. Collateral Agreement” shall mean the Amended and Restated U.S. Collateral Agreement, dated as of the Amendment No. 1 Effective Date, among Holdings, Intermediate Holdings, the U.S. Borrower, each Subsidiary Loan Party party thereto and JPMorgan Chase Bank, N.A., as Applicable First Lien Representative (as defined therein), in form and substance reasonably satisfactory to the Administrative Agent.

(i) Article V of the Original Credit Agreement shall be amended by inserting a new Section 5.13 therein as follows:

“SECTION 5.13. Unrestricted Cash. To the extent the aggregate amount of Unrestricted Cash of Intermediate Holdings and its Subsidiaries shall at any time exceed $150.0 million, the Borrowers shall, within five (5) Business Days, apply the amount of such excess (to the extent such excess still exists on such date) to repay Revolving Facility Loans in accordance with Section 2.11(a) (to the extent outstanding at such time).”.

(j) Section 6.01 of the Original Credit Agreement shall be amended by deleting the word “and” at the end of clause (z) thereof, replacing the words “paragraphs (a) through (z)” contained in clause (aa) thereof with words “paragraphs (a) through (cc)”, adding the word “and” at the end of such clause (aa), and inserting the following clauses (bb) and (cc) immediately after such clause (aa):

“(bb) (i) Indebtedness of the Domestic Loan Parties pursuant to the Initial First Lien Notes and (ii) refinancings thereof constituting First Lien Notes that comply with the requirements under clause (cc)(i) below; and

(cc) (i) Indebtedness of the Domestic Loan Parties issued after the Amendment No. 1 Effective Date that is secured by a first priority Lien on the Collateral that is pari passu with the Lien securing the Obligations (such Indebtedness, “Future First Lien Notes”) or that is secured by a Lien ranking junior to the Lien on the Collateral securing the Obligations or that is unsecured and the aggregate principal amount of which does not exceed the Incremental Amount; provided that (A) the terms of such Indebtedness do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the 91 days following the latest Term Facility Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (B) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not materially more restrictive to the Loan Parties than those set forth in the Initial First Lien Notes Indenture (provided that a certificate of the Responsible Officer of Intermediate Holdings delivered to the Administrative Agent in good faith at least three (3) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Intermediate Holdings has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement), and (ii) refinancings of any such Indebtedness constituting First Lien Notes that comply with the requirements under clause (i) hereof.”.

(k) Section 6.02 of the Original Credit Agreement shall be amended by deleting the word “and” at the end of clause (dd) thereof, replacing the “.” with “;” at the end of clause (ee) thereof, and inserting the following clauses (ff) and (gg) immediately after such clause (ee):

“(ff) Liens securing First Lien Notes and Liens securing other Indebtedness permitted by Section 6.01(cc), provided that (i) in the case of any Future First Lien Notes, (A) the holders of such Future First Lien Notes (or a representative thereof on behalf of such holders) shall have delivered an Other First Lien Secured Party Consent (as defined in the U.S. Collateral Agreement) and a joinder to the First Lien Intercreditor Agreement and (B) the Borrowers shall have complied with the other requirements of Section 5.20 of the U.S. Collateral Agreement with respect to such Future First Lien Notes, and (ii) in the case of any Indebtedness secured (or intended to be secured) by a Lien ranking junior to the Lien on the Collateral securing the Obligations, the Liens securing such Indebtedness shall be subordinated to the Liens securing the Obligations on customary terms pursuant to an intercreditor agreement reasonably satisfactory to the Administrative Agent; and

(gg) Lien securing the Springing Lien Notes, provided that such Liens shall be subordinated to the Liens securing the Obligations on customary terms pursuant to an intercreditor agreement reasonably satisfactory to the Administrative Agent.”.

(l) Section 6.09(c)(B) of the Original Credit Agreement shall be amended by inserting the text “, the First Lien Notes, the other Indebtedness permitted under Section 6.01(cc)” immediately following the words “the Notes” and before the words “or any agreements” in such Section.

(m) Section 6.11 of the Original Credit Agreement shall be amended by replacing the ratio “4.25 to 1.00” therein with the ratio “5.25 to 1.00”.

(n) Section 6.13 of the Original Credit Agreement shall be amended by replacing the words “in each case other than the Obligations under this Agreement and the other

Loan Documents and the obligations in respect of the Senior Unsecured Notes and any Permitted Refinancing thereof” appearing at the end of such Section with the words “in each case other than the First Lien Obligations and the obligations in respect of the Senior Unsecured Notes and any Permitted Refinancing Indebtedness therefor”.

(o) Section 6.01A of the Original Credit Agreement shall be amended by replacing the words “created under the Loan Documents” appearing at the end of clause (a) of such Section with the words “securing the First Liens Obligations”.

(p) Article VIII of the Original Credit Agreement shall be amended by inserting a new Section 8.14 therein as follows:

“SECTION 8.14. First Lien Intercreditor Agreement and Collateral Matters. The Lenders hereby agree to the terms of the First Lien Intercreditor Agreement and acknowledge that JPMorgan Chase Bank, N.A. (and any successor “Applicable First Lien Representative” (as defined in the U.S. Collateral Agreement) for the benefit of the First Lien Secured Parties and the “Collateral Agent” (as defined in the First Lien Intercreditor Agreement) under the U.S. Collateral Agreement and the First Lien Intercreditor Agreement, respectively) will be serving as the “Applicable First Lien Representative” (as defined in the U.S. Collateral Agreement) for the benefit of the Secured Parties and the Other First Lien Secured Parties under the U.S. Collateral Agreement and the “Collateral Agent” (as defined in the First Lien Intercreditor Agreement) under the First Lien Intercreditor Agreement. Each Lender hereby consents to JPMorgan Chase Bank, N.A. and any successor serving in such capacity and agrees not to assert any claim (including as a result of any conflict of interest) against JPMorgan Chase Bank, N.A. or any such successor arising from the role of such “Applicable First Lien Representative” under the U.S. Collateral Agreement or such “Collateral Agent” under the First Lien Intercreditor Agreement so long as such “Applicable First Lien Representative” or “Collateral Agent” is either acting in accordance with the express terms of such documents or otherwise has not engaged in gross negligence or willful misconduct and agree that such “Applicable First Lien Representative” or “Collateral Agent” is entitled to the benefits of Article VIII in acting in such capacity. The Borrowers and each Lender hereby agree that the resignation provisions set forth in the First Lien Intercreditor Agreement with respect to the Collateral Agent shall supersede any provision of this Agreement to the contrary. In addition, the Administrative Agent and Collateral Agent shall be authorized from time to time, without the consent of any Lender, to execute or to enter into other intercreditor agreements and amendments and restatements thereof in order to effect the pari passu treatment or subordination of, and to provide for certain additional rights, obligations and limitations in respect of, any Liens required or permitted by the terms of this Agreement to be Liens pari passu with or junior to the Obligations, that are, in each case, incurred in accordance with Article VI of this Agreement, and to establish certain relative rights as between the holders of the Obligations and the holders of the Indebtedness secured by such Liens junior to the Obligations.”.

Section 2.2 Authorizations. The Administrative Agent and the Collateral Agent, as applicable, shall be authorized without the consent of any Lender (other than pursuant to this Amendment Agreement) to enter into (i) amendments (or amendments and restatements, as the case may be) to the U.S. Collateral Agreement and the other Security Documents in connection with any issuance of First Lien Notes to appropriately include such First Lien Notes in such documents as “Other First Lien Obligations” and (ii) the First Lien Intercreditor Agreement.

ARTICLE III

Conditions; Representations and Warranties; Miscellaneous

Section 3.1 Conditions to Effectiveness of Amendment Agreement. This Amendment Agreement shall become effective on the date on which each of the following conditions shall have been satisfied or waived:

(a) Execution and Delivery of Amendment Agreement. The Administrative Agent shall have received this Amendment Agreement, executed and delivered by a duly authorized officer of each of the Borrowers, Holdings and Intermediate Holdings.

(b) Lender Consent. The Administrative Agent shall have received evidence that the “Required Lenders” (calculated assuming, and after giving effect to, the prepayment referred to in Section 3.2(a) hereof) have consented to the amendments to the Original Credit Agreement specified in Section 2.1 hereof.

(c) ABL Facility Commitments. The Administrative Agent shall have received evidence that Intermediate Holdings and the Borrowers have obtained commitments with respect to the ABL Facility (as defined below) under the Commitment Letter (as defined below) in an aggregate amount of at least $270.0 million.

Section 3.2 Conditions to Occurrence of Effective Date. The amendments to the Original Credit Agreement specified in Section 2.1 hereof shall become effective on the date on which each of the following conditions shall have been satisfied or waived (such date, the “Effective Date”):

(a) Repayment of Debt. The Initial First Lien Notes shall have been issued and the proceeds thereof shall have been used to repay in full all Term Loans and all Revolving Facility Loans (without reducing the Revolving Facility Commitments) and to purchase, redeem, or discharge all of the Second Lien Notes in each case outstanding on the Effective Date. The Required Lenders hereby waive the notice requirements of Section 2.10(d) of the Original Credit Agreement with respect to repayments pursuant to this Section 3.2(a).

(b) No Default. No Default or Event of Default shall have occurred and be continuing under the Original Credit Agreement on the Effective Date.

(c) Fees and Expenses. The Borrowers shall have paid to the Administrative Agent all reasonable documented out-of-pocket fees and expenses of the Administrative Agent incurred in connection with the transactions contemplated by this Amendment Agreement (including, to the extent invoiced, the reasonable documented out-of-pocket fees, disbursements and charges of Simpson Thacher & Bartlett LLP), to the extent required to be paid by Section 9.05 of the Original Credit Agreement.

(d) First Lien Intercreditor Agreement; U.S. Collateral Agreement; Reaffirmation Agreement. The Administrative Agent shall have received a fully executed copy of each of (i) the U.S. Collateral Agreement, (ii) the First Lien Intercreditor Agreement and (iii) a reaffirmation agreement substantially in the form of Annex I to this Amendment Agreement (the “Reaffirmation Agreement” and together with the U.S. Collateral Agreement and the First Lien Intercreditor Agreement, the “2012 November Agreements”).

(e) Legal Opinion. The Administrative Agent shall have received an executed legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, of Paul, Weiss, Rifkin, Wharton & Garrison LLP, special counsel for Holdings, Intermediate Holdings and the Borrowers.

Section 3.3 Representation and Warranties. Each of the Borrowers, Intermediate Holdings and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a) Each of this Amendment Agreement and the 2012 November Agreements has been duly authorized, executed and delivered by each Loan Party that is party hereto or thereto, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms and the Original Credit Agreement, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(b) The execution, delivery and performance by each Loan Party of each of this Amendment Agreement and the 2012 November Agreements to which it is a party will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of any such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in sub-clause (i) or (ii) of this Section 3.3(b) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens (after giving effect to the amendments to the Original Credit Agreement specified in Section 2.1 hereof);

(c) The representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(d) Prior to and after giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing.

Section 3.4 Termination of Credit Agreement. Each of Intermediate Holdings and the Borrowers hereby agree that they will use commercially reasonable efforts to obtain the ABL Facility as promptly as practicable after the Effective Date and that, upon the closing date of the ABL Facility, they (i) shall repay in full all amounts outstanding under the Credit Agreement and terminate all commitments thereunder pursuant to the terms thereof and (ii) terminate the Committed Extended Revolving Facility Commitments (as defined in the Credit Agreement). The “ABL Facility” means the ABL Facility under and as defined in that certain Asset-Based Revolving Credit Facility Commitment Letter dated as October 9, 2012 among Intermediate Holdings, the Borrowers and the financial institutions party thereto, in the form of Annex III to this Amendment Agreement (as amended, modified or supplemented from time to time, the “Commitment Letter”).

Section 3.5 Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Banks, the Borrowers or any other Loan Party under the Original Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other Loan Document in similar or different circumstances. Upon the occurrence of the Effective Date, any reference to the “Credit Agreement” in the Original Credit Agreement and the other Loan Documents shall mean the Amended Credit Agreement.

Section 3.6 Amendment; Counterparts. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, Intermediate Holdings, the Borrowers, the Administrative Agent and the Lenders required under Section 9.08 of the Amended Credit Agreement. This Amendment Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, and all the counterparts shall together constitute one and the same instrument.

Section 3.7 GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE ORIGINAL CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

Section 3.8 Headings. The Article and Section headings used herein are for convenience of reference only, are not part of this Amendment Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment Agreement.

Section 3.9 Severability. Any provision of this Amendment Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Amended and Restated Credit Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., as Holdings

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS INC., as Intermediate Holdings

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS USA INC., as the U.S. Borrower

By:	/s/ Authorized Signatory
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS GMBH (formerly known as BLITZ 06-103 GMBH), as the German Borrower

By:	/s/ Authorized Signatory
Name:
Title:

Amendment No. 1 to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

Amendment No. 1 to Amended and Restated Credit Agreement

REQUIRED LENDERS:

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

GE CAPITAL CORPORATION, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

Amendment No. 1 to Amended and Restated Credit Agreement

ANNEX I

FORM OF

REAFFIRMATION AGREEMENT

[See attached.]

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of [                    ], among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH (formerly known as Blitz 06-103 GmbH), a company organized under the laws of Germany (the “German Borrower”; the German Borrower and the U.S. Borrower, each a “Borrower”, and collectively, the “Borrowers”), each other subsidiary of Holdings identified on the signature pages hereto (each, a “Subsidiary Party” and the Subsidiary Parties, Holdings, Intermediate Holdings and the Borrowers, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent under the Amended Credit Agreement referred to below.

WHEREAS Holdings, Intermediate Holdings, the Borrowers, the Required Lenders (as defined in the Existing Credit Agreement referred to below) and JPMCB, as Administrative Agent, have entered into Amendment No. 1 to Amended and Restated Credit Agreement, dated as of November 16, 2012 (the “Amendment Agreement”), which amends the Amended and Restated Credit Agreement, dated as of February 10, 2011 (as amended by the Incremental Assumption Agreement, dated as of April 2, 2012, and as further amended, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Amendment Agreement, the “Amended Credit Agreement”), among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto, the Administrative Agent and the arrangers party thereto and;

WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement);

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment Agreement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Reaffirmation/Amendment

SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the Amendment Agreement and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, hypothecs, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, hypothecs, grants of security interests and other agreements shall remain continuous and unaffected in accordance with the provisions of the Security Documents, shall continue to be in full force and effect and, other than in respect of the Security Documents governed by Dutch law and Japanese law (which shall accrue to the benefit of the Administrative Agent), shall accrue to the benefit of the Lenders under the Amended Credit Agreement and the obligations secured thereunder will be the obligations defined as such in the Security Documents as those obligations have been amended pursuant to the Amendment Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings, Intermediate Holdings and the Borrowers with Section 5.10 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrowers hereby confirms and agrees that the outstanding Term Loans, Revolving Facility Loans and Credit-Linked Deposits have constituted and continue to constitute, Loan Document Obligations (as defined in the Guarantee Agreement).

(c) Notwithstanding anything herein to the contrary, in relation to any Reaffirming Party which is incorporated in Singapore, the obligations of such Reaffirming Party under or in connection with this Agreement do not extend to, guarantee or secure any liability which would be unlawful or prohibited by Section 76 of the Companies Act, Chapter 50 of Singapore.

SECTION 1.02. Amendment. On and after the effectiveness of the Amendment Agreement, (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time, and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

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ARTICLE II.

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction outside the United States).

SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 2.03. Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

ARTICLE III.

Miscellaneous

SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the U.S. Borrower under the Amended Credit Agreement.

SECTION 3.02. Expenses. The parties hereto acknowledge and agree that JPMCB and the Lenders shall be entitled to reimbursement of expenses as to the extent provided in Section 9.05 of the Amended Credit Agreement.

SECTION 3.03. Security Document. This Agreement is a Security Document executed pursuant to the Amendment Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms of the Amended Credit Agreement.

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SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 3.05. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.06. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

SECTION 3.07. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.08. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. (A) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 and 9.15 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, Intermediate Holdings, any Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, “Intermediate Holdings”, a “Borrower”, the “U.S. Borrower”, the “German Borrower”, or a “Subsidiary Loan Party” under the Existing Credit Agreement or the other Security Documents. Each of the Existing Credit Agreement and the other Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment Agreement or in connection herewith and therewith.

SECTION 3.10. Limitation. With respect to any foreign Security Documents and any Foreign Pledge Agreements, notwithstanding anything herein to the contrary, the terms and provisions of this Agreement shall apply only to the extent permitted under the governing law of

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the applicable foreign Security Document or Foreign Pledge Agreement. If any provision of this Agreement limits, qualifies or conflicts with a provision of any foreign Security Document or Foreign Pledge Agreement, the applicable provision of such foreign Security Document or Foreign Pledge Agreement shall govern.

*  *  *  *  *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement as of the day and year first above written.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By
	Name:	William H. Carter
	Title:	EVP and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

By
	Name:	William H. Carter
	Title:	EVP and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By
	Name:	George F. Knight
	Title:	Senior VP and Treasurer

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS GMBH

By
Name:
Title:

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By
	Name:	George F. Knight
	Title:	Senior VP and Treasurer

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By
	Name:	George F. Knight
	Title:	Senior VP and Treasurer

MPM SILICONES, LLC

By
	Name:	George F. Knight
	Title:	Treasurer

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By
	Name:	George F. Knight
	Title:	Senior VP and Treasurer

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By
Name:
Title:

[Reaffirmation Agreement]

JUNIPER BOND HOLDINGS I LLC

By
	Name:	George F. Knight
	Title:	Treasurer

JUNIPER BOND HOLDINGS II LLC

By
	Name:	George F. Knight
	Title:	Treasurer

JUNIPER BOND HOLDINGS III LLC

By
	Name:	George F. Knight
	Title:	Treasurer

JUNIPER BOND HOLDINGS IV LLC

By
	Name:	George F. Knight
	Title:	Treasurer

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS CANADA ULC

By
	Name:	Douglas A. Johns
	Title:	Secretary

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH

By
Name:
Title:

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS JAPAN LLC

By
Name:
Title:

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS HONG KONG LTD

By
Name:
Title:

[Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS SUISSE SARL

By
Name:
Title:

[Reaffirmation Agreement]

NAUTILUS PACIFIC TWO PTE. LTD.

by
Name:
Title:

NAUTILUS PACIFIC FOUR PTE. LTD.

by
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS PTE. LTD.

by
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS ASIA PACIFIC PTE. LTD.

by
Name:
Title:

TA HOLDING PTE. LTD.

by
Name:
Title:

[Reaffirmation Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By
Name:
Title:

[Reaffirmation Agreement]

ANNEX II

FORM OF

FIRST LIEN INTERCREDITOR AGREEMENT

[See attached.]

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

[            ], 2012

among

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

as Authorized Representative under the Credit Agreement,

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as the Initial Other Authorized Representative,

and

each additional Authorized Representative from time to time party hereto

TABLE OF CONTENTS

		Page

ARTICLE I

Definitions

SECTION 1.01	Construction; Certain Defined Terms	1

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01	Priority of Claims	8
SECTION 2.02	Actions with Respect to Shared Collateral; Prohibition on Contesting Liens	9
SECTION 2.03	No Interference; Payment Over	11
SECTION 2.04	Automatic Release of Liens; Amendments to First Lien Security Documents	12
SECTION 2.05	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings	12
SECTION 2.06	Reinstatement	13
SECTION 2.07	Insurance	14
SECTION 2.08	Refinancings	14
SECTION 2.09	Possessory Collateral Agent as Gratuitous Bailee for Perfection	14

ARTICLE III

Existence and Amounts of Liens and Obligations

ARTICLE IV

The Collateral Agent

SECTION 4.01	Appointment and Authority	15
SECTION 4.02	Rights as a First Lien Secured Party	16
SECTION 4.03	Exculpatory Provisions	17
SECTION 4.04	Reliance by Collateral Agent	18
SECTION 4.05	Delegation of Duties	18
SECTION 4.06	Resignation of Collateral Agent	19
SECTION 4.07	Non-Reliance on Collateral Agent and Other First Lien Secured Parties	20
SECTION 4.08	Collateral and Guaranty Matters	20

i

ii

This FIRST LIEN INTERCREDITOR AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Agreement”), dated as of [            ], is among JPMORGAN CHASE BANK, N.A., as collateral agent for the First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Authorized Representative for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Administrative Agent”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Authorized Representative for the Initial Other First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Other Authorized Representative”), and each additional Authorized Representative from time to time party hereto for the Other First Lien Secured Parties of the Series with respect to which it is acting in such capacity, as consented to by the Grantors in the Consent of Grantors.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Other Authorized Representative (for itself and on behalf of the Initial Other First Lien Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Other First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) unless otherwise expressly stated herein, all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations and, without limiting the foregoing, after taking into account the effect of any applicable intercreditor agreements) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the Secured Credit Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

(c) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement, together with its successors and assigns, including the administrative agent under any Designated Credit Agreement.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the NonControlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative. In the event of the Discharge of Credit Agreement Obligations, the Major Non-Controlling Authorized Representative shall become the Applicable Authorized Representative; provided that, if a Designated Credit Agreement is subsequently entered into thereafter, the administrative agent under such Designated Credit Agreement shall be the Applicable Authorized Representative (subject to the preceding sentence).

“Authorized Representative” means (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Other First Lien Obligations or the Initial Other First Lien Secured Parties, the Initial Other Authorized Representative and (iii) in the case of any Series of Other First Lien Obligations or Other First Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph hereof, together with its successors and assigns, including the collateral agent under any Designated Credit Agreement.

“Collateral Agreement” means that certain Amended and Restated U.S. Collateral Agreement, dated as of the date hereof, among Holdings, Intermediate Holdings, each Domestic Subsidiary of Intermediate Holdings from time to time identified therein as a party and JPMorgan Chase Bank, N.A, as Applicable First Lien Representative (as defined therein) for the First Lien Secured Parties, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, including the collateral agreement securing any Designated Credit Agreement.

“Consent of Grantors” means the Consent of Grantors in the form of Annex A attached hereto.

“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of February 10, 2011, among Holdings, Intermediate Holdings,

Momentive Performance Materials USA Inc., as the U.S. Borrower, Momentive Performance Materials GmbH (formerly known as Blitz 06-103 GmbH), as the German Borrower, the lending institutions from time to time parties thereto, the Administrative Agent and the other parties thereto, as amended by the Incremental Assumption Agreement, dated as of April 2, 2012, as further amended by Amendment No. 1, dated as of November 16, 2012, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, including any Designated Credit Agreement.

“Credit Agreement Obligations” means the “Obligations” as defined in the Collateral Agreement (or the Equivalent Provision thereof) other than “Other First Lien Obligations” pursuant to clause (b) of such definition.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement (or the Equivalent Provision thereof).

“Designated Credit Agreement” means, initially, the Credit Agreement in effect on the date hereof and, in the event such Credit Agreement is terminated or replaced and Intermediate Holdings subsequently enters into any Credit Agreement (as defined in the Initial Other First Lien Agreement), the Credit Agreement designated by Intermediate Holdings to be the Designated Credit Agreement hereunder.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral. The term “Discharged” has a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations or an incurrence of future Credit Agreement Obligations with additional First Lien Obligations secured by such Shared Collateral under an Other First Lien Agreement which has been designated in writing by Intermediate Holdings to the Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Equivalent Provision” means, with respect to any reference to a specific provision of an agreement in effect on the date hereof (the “original agreement”), if such agreement is amended, restated, supplemented, modified or replaced after the date hereof in a manner permitted hereby, the provision in such amended, restated, supplemented, modified or replacement agreement that is the equivalent to such specific provision in such original agreement.

“Event of Default” has the meaning set forth in the Collateral Agreement.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Other First Lien Obligations.

“First Lien Secured Parties” means (a) the Credit Agreement Secured Parties and (ii) the Other First Lien Secured Parties with respect to each Series of Other First Lien Obligations.

“First Lien Security Documents” means the Collateral Agreement and each other agreement, instrument or document entered into in favor of the Collateral Agent for purposes of securing any Series of First Lien Obligations.

“Grantors” means Holdings, Intermediate Holdings and each Subsidiary of Intermediate Holdings which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Holdings” means Momentive Performance Materials Holdings Inc., a Delaware corporation.

“Impairment” has the meaning assigned to such term in Section 1.01(b).

“Initial Other Authorized Representative” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Initial Other First Lien Agreement” means that certain Indenture, dated as of the date hereof, among Intermediate Holdings, as issuer, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee.

“Initial Other First Lien Obligations” means the Other First Lien Obligations arising under or pursuant to the Initial Other First Lien Agreement.

“Initial Other First Lien Secured Parties” means the holders of any Initial Other First Lien Obligations and the Initial Other Authorized Representative.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against Intermediate Holdings or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Intermediate Holdings or any other Grantor, any receivership or assignment for the benefit of creditors relating to Intermediate Holdings or any other Grantor or any similar case or proceeding relative to Intermediate Holdings or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Intermediate Holdings or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Intermediate Holdings or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intermediate Holdings” means Momentive Performance Materials Inc., a Delaware corporation.

“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means the documents required to be delivered by an Authorized Representative to the Collateral Agent pursuant to Section 5.20 of the Collateral Agreement (or the Equivalent Provision thereof) in order to create an additional Series of Other First Lien Obligations or a Refinancing of any Series of First Lien Obligations.

“Lien” means any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Other First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations with respect to such Shared Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Other First Lien Agreement under which such Non-Controlling Authorized Representative is the

Authorized Representative) and (ii) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Other First Lien Agreement under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other First Lien Agreement; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Other First Lien Agreement” has the meaning given to such term by the Collateral Agreement and includes the Initial Other First Lien Agreement.

“Other First Lien Obligations” has the meaning given to such term by the Collateral Agreement and includes the Initial Other First Lien Obligations.

“Other First Lien Secured Party” means the holders of any Other First Lien Obligations and any Authorized Representative with respect thereto and includes the Initial Other First Lien Secured Parties.

“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), (ii) the Initial Other First Lien Agreement and (iii) each Other First Lien Agreement.

“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Other First Lien Secured Parties (in their capacity as such) and (iii) the Other First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Other First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Other First Lien Obligations and (iii) the Other First Lien Obligations incurred pursuant to any Other First Lien Agreement (other than the Initial Other First Lien Agreement), which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives or the Collateral Agent on behalf of such holders) hold a valid and perfected security interest or Lien (including, without limitation, in respect of equity interests of Foreign Subsidiaries directly owned by any Grantor that have been pledged as Collateral) at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid and perfected security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest or Lien in such Collateral at such time.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01 Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing, and the Collateral Agent or any First Lien Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any First Lien Secured Party or received by the Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied by the Collateral Agent in the order specified in Section 4.02 of the Collateral Agreement (or the Equivalent Provision thereof). Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party and, without limiting the foregoing, after taking into account the effect of any applicable intercreditor agreements) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(b) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b) hereof), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

SECTION 2.02 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, (i) notwithstanding Section 2.01, only the Collateral Agent shall act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), and then only on the instructions of the Applicable Authorized Representative, (ii) the Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral. Notwithstanding the equal priority of the Liens, the Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Authorized Representative had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral or to cause the Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(b) Each of the Authorized Representatives agrees that it will not accept any Lien on any Shared Collateral for the benefit of any Series of First Lien Obligations (other than funds deposited for the discharge or defeasance of any Other First Lien Agreement) other than pursuant to the First Lien Security Documents and, by executing this Agreement (or a Joinder Agreement), each Authorized Representative and the Series of First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Security Documents applicable to it.

(c) Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any of the Collateral Agent or any Authorized Representative to enforce this Agreement or (ii) the rights of any First Lien Secured Party from contesting or supporting any other Person in contesting the enforceability of any Lien purporting to secure First Lien Obligations constituting unmatured interest pursuant to Section 502(b)(2) of the Bankruptcy Code.

SECTION 2.03 No Interference; Payment Over.

(a) Each First Lien Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party from challenging or questioning the validity or enforceability of any First Lien Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b) Each First Lien Secured Party hereby agrees that, if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each Series of First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed by the Collateral Agent in accordance with the provisions of Section 2.01(a) hereof.

SECTION 2.04 Automatic Release of Liens; Amendments to First Lien Security Documents.

(a) If at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Agent for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b) Each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document (including, without limitation, to release Liens securing any Series of First Lien Obligations) so long as such amendment, subject to clause (d) below, is permitted by the terms of each then extant Secured Credit Document. Additionally, each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document solely as such First Lien Security Document relates to a particular Series of First Lien Obligations (including, without limitation, to release Liens securing such Series of First Lien Obligations) so long as (x) such amendment is in accordance with the Secured Credit Document pursuant to which such Series of First Lien Obligations was incurred and (y) such amendment does not adversely affect the First Lien Secured Parties of any other Series.

(c) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment to any First Lien Security Document provided for in this Section.

(d) In determining whether an amendment to any First Lien Security Document is permitted by this Section 2.04, the Collateral Agent may conclusively rely on a certificate of an officer of Intermediate Holdings stating in good faith that such amendment is permitted by Section 2.04(b) above.

SECTION 2.05 Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against Intermediate Holdings or any of its subsidiaries.

(b) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Secured Party (other than any Controlling Secured Party or any Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.01(a) of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided further that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 2.06 Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the United States Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 2.07 Insurance. As between the First Lien Secured Parties, the Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08 Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Secured Credit Document) of, any First Lien Secured Party of any other Series, including by the incurrence of a Designated Credit Agreement at any time after the termination of the Credit Agreement in effect on the date hereof, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09 Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09. Pending delivery to the Collateral Agent, each other Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b) The duties or responsibilities of the Collateral Agent and each other Authorized Representative under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever the Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that, if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of Intermediate Holdings. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE IV

The Collateral Agent

SECTION 4.01 Appointment and Authority.

(a) Each of the First Lien Secured Parties hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as the Collateral Agent hereunder and under each of the other First Lien Security Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the First Lien Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 4.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the First Lien Security Documents, or for exercising any rights and remedies thereunder at the direction of the Applicable Authorized Representative), shall be entitled to the benefits of all provisions of this Article IV and Section 9.05 of the Credit Agreement and the equivalent provision of any Other First Lien Agreement (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” under the First Lien Security Documents) as if set forth in full herein with respect thereto.

(b) Each Non-Controlling Secured Party acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights to which Non-Controlling Secured Parties would otherwise be entitled as a result of holding any First Lien Obligations. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against the Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which the Collateral Agent, any Authorized Representative or any First Lien Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05 of this Agreement, any borrowing or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by Intermediate Holdings or any of its subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.

SECTION 4.02 Rights as a First Lien Secured Party. The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a First Lien Secured Party under any Series of First Lien Obligations that it holds as any other First Lien Secured Party of such Series and may exercise the same as though it were not the Collateral Agent and the term “First Lien Secured Party” or “First Lien Secured Parties” or (as applicable) “Credit Agreement Secured Party”, “Credit Agreement Secured Parties”, “Other First Lien Secured Party” or “Other First Lien Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Intermediate Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any other First Lien Secured Party.

SECTION 4.03 Exculpatory Provisions.

(a) The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other First Lien Security Documents. Without limiting the generality of the foregoing, the Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties of any kind or nature to any Person, regardless of whether an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other First Lien Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any First Lien Security Document or applicable law;

(iii) shall not, except as expressly set forth herein and in the other First Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Intermediate Holdings or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Applicable Authorized Representative or (ii) in the absence of its own gross negligence or willful misconduct or (iii) in reliance on a certificate of an authorized officer of Intermediate Holdings stating that such action is permitted by the terms of this Agreement. The Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until notice describing such Event of Default is given to the Collateral Agent by the Authorized Representative of such First Lien Obligations or Intermediate Holdings;

(v) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Security Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First Lien Security Documents, (v) the value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (v) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent;

(vi) shall not have any fiduciary duties or contractual obligations of any kind or nature under any Other First Lien Agreement (but shall be entitled to all protections provided to the Collateral Agent therein);

(vii) with respect to the Credit Agreement, any Other First Lien Agreement or any First Lien Security Document, may conclusively assume that the Grantors have complied with all of their obligations thereunder unless advised in writing by the Authorized Representative thereunder to the contrary specifically setting forth the alleged violation; and

(viii) may conclusively rely on any certificate of an officer of Intermediate Holdings provided pursuant to Section 2.04(d) hereof.

(b) Each Secured Party acknowledges that, in addition to acting as the initial Collateral Agent, JPMorgan Chase Bank, N.A. also serves as Administrative Agent under the Credit Agreement and each First Lien Secured Party hereby agrees not to assert any claim (including as a result of any conflict of interest) against JPMorgan Chase Bank, N.A., or any successor, arising from the role of Administrative Agent under the Credit Agreement so long as JPMorgan Chase Bank, N.A. or any such successor is either acting in accordance with the express terms of such documents or otherwise has not engaged in gross negligence or willful misconduct.

SECTION 4.04 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may include, but shall not be limited to counsel for Intermediate Holdings or counsel for the Administrative Agent), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05 Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

SECTION 4.06 Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement and the other First Lien Security Documents to each Authorized Representative and Intermediate Holdings. Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right (subject, unless an Event of Default relating to a payment default or the commencement of an Insolvency or Liquidation Proceeding has occurred and is continuing, to the consent of Intermediate Holdings (not to be unreasonably withheld or delayed)), to appoint a successor, which shall be a bank or trust company with an office in the United States, or an Affiliate of any such bank or trust company with an office in the United States. If no such successor shall have been so appointed by the Applicable Authorized Representative and shall have accepted such appointment within 10 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the First Lien Secured Parties, appoint a successor Collateral Agent meeting the qualifications set forth above; provided that, if the Collateral Agent shall notify Intermediate Holdings and each Authorized Representative that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other First Lien Security Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the First Lien Secured Parties under any of the First Lien Security Documents, the retiring Collateral Agent shall continue to hold such collateral security solely for purposes of maintaining the perfection of the security interests of the First Lien Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative, any other First Lien Secured Parties or any Grantor) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the First Lien Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other First Lien Security Documents (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article, Sections 8.07 and 9.05 of the Credit Agreement and the equivalent provision of any Other First Lien Agreement shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the other First Lien Security Documents, Intermediate Holdings agrees to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the First Lien Security Documents to the successor Collateral Agent as promptly as practicable.

SECTION 4.07 Non-Reliance on Collateral Agent and Other First Lien Secured Parties. Each First Lien Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other First Lien Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured Credit Documents. Each First Lien Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent, any Authorized Representative or any other First Lien Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Secured Credit Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 4.08 Collateral and Guaranty Matters. Each of the First Lien Secured Parties irrevocably authorizes the Collateral Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Collateral Agent under any First Lien Security Document in accordance with Section 2.04 of this Agreement or upon receipt of a written request from Intermediate Holdings stating that the release of such Lien is permitted by the terms of each then extant Secured Credit Document; and

(b) to release any Grantor from its obligations under the First Lien Security Documents upon receipt of a written request from Intermediate Holdings stating that such release is permitted by the terms of each then extant Secured Credit Document.

ARTICLE V

Miscellaneous

SECTION 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Collateral Agent or the Administrative Agent, to it at:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Rd, 3/Ops 2

Newark, DE 19713

Attention: Investment Bank Loan Operations, Evan Zacharias

Telephone: 302-634-1405

Telecopier: 302-634-1417

E-mail: evan.zacharias@jpmorgan.com;

(b) if to the Initial Other Authorized Representative, to it at:

The Bank of New York Mellon Trust Company, N.A.

525 William Penn Place, 38th Floor

Pittsburgh, PA 15259

Attention: Momentive Performance Materials Inc. Account Manager

Telecopier: 412-234-7535;

(c) if to any additional Other Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among the Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02 Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and the Collateral Agent. Each party to this Agreement agrees that (i) none of Intermediate Holdings and the other Grantors shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent Intermediate Holdings’ or any of such Grantors’ rights are adversely affected, in which case Intermediate Holdings shall have the right to consent to or approve any such amendment, modification or waiver, and (ii) Intermediate Holdings shall be a beneficiary of this Section 5.02(b).

(c) Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.20 of the Collateral Agreement (or the Equivalent Provision thereof) and, upon such execution and delivery, such Authorized Representative and the Other First Lien Secured Parties and Other First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the other First Lien Security Documents applicable thereto.

SECTION 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or via electronic mail shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 5.08 Submission to Jurisdiction; Waivers. The Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state and federal courts located in New York County and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01 hereof;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 5.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11 Conflicts.

(a) In the event of any conflict between the terms of this Agreement and the terms of any of the other Secured Credit Documents or First Lien Security Documents, the terms of this Agreement shall govern.

(b) Notwithstanding Section 5.11(a) above, in the event of any conflict between the terms of this Agreement and the terms of (i) the 1.5 Lien Intercreditor Agreement (as defined in the Initial Other First Lien Agreement) or (ii) the Second Lien Intercreditor Agreement (as defined in the Initial Other First Lien Agreement), the terms of such 1.5 Lien Intercreditor Agreement or such Second Lien Intercreditor Agreement, as applicable, shall govern.

SECTION 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of Intermediate Holdings, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Other First Lien Agreements), and none of Intermediate Holdings or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13 Integration. This Agreement, together with the other Secured Credit Documents and the First Lien Security Documents, represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Lien Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Authorized Representative under the Credit Agreement

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Other Authorized Representative

By:
Name:
Title

[First Lien Intercreditor Agreement]

Annex A

to First Lien Intercreditor Agreement

[Form of]

CONSENT OF GRANTORS

Dated: [                    ]

Reference is made to the First Lien Intercreditor Agreement, dated as of [                    ], among JPMorgan Chase Bank, N.A., as Collateral Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, and The Bank of New York Mellon Trust Company, N.A., as Initial Other Authorized Representative (as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time, the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the Grantors party hereto has read the foregoing Intercreditor Agreement and consents thereto. Each of the Grantors party hereto agrees that it will not take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. Each of the Grantors party hereto confirms that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Each of the Grantors party hereto agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent of Grantors shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to the Grantors pursuant to this Consent of Grantors shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.

[Signatures follow.]

IN WITNESS HEREOF, this Consent of Grantors is hereby executed by each of the Grantors as of the date first written above.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS INC.

By
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By
Name:
Title:

[Consent of Grantors]

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By
Name:
Title:

MPM SILICONES, LLC

By
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By
Name:
Title:

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By
Name:
Title:

[Consent of Grantors]

JUNIPER BOND HOLDINGS I LLC

By
Name:
Title:

JUNIPER BOND HOLDINGS II LLC

By
Name:
Title:

JUNIPER BOND HOLDINGS III LLC

By
Name:
Title:

JUNIPER BOND HOLDINGS IV LLC

By
Name:
Title:

[Consent of Grantors]